UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 28, 2025

Date of Report (Date of earliest event reported)

5&2 Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56519	82-3246222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8291 Baucum Road Midlothian, TX	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-924-6736

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Series B Common Stock

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to 2024 Executive Interest Plan

On May 5, 2024, 5&2 Studios, Inc. (formerly The Chosen, Inc.) (the “Company”) adopted The Chosen, Inc. 2024 Executive Interest Plan (the “Executive Interest Plan”) and the Company continues to maintain the Executive Interest Plan under which the Company’s Board of Directors (the “Board”) is authorized to grant executive interests (the “Interests”) to certain providers to the Company, including to executive officers and members of the Board. The Executive Interest Plan is intended to advance the best interests of the Company by providing certain executives, key employees and service providers of the Company an incentive in the form of cash payments to promote the financial success of the Company. Under the terms of the Executive Interest Plan, each Interest is the economic equivalent of the Company’s Series B Common Stock, par value $0.001, and each Interest vests upon a qualifying sale, as determined by the Board. A copy of the Executive Interest Plan was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the U.S. Securities and Exchange Commission on August 14, 2024.

On May 5, 2024, the Company granted the corresponding Interests to the following persons (collectively, the “Executives”) pursuant to the Executive Interest Award Agreement (the “Award Agreement”):

Name and Principal Position	Interests
Bradley Pelo, President	755,000
JD Larsen, Chief Financial Officer	151,000
David Stidham, Senior Vice President of Business Affairs and General Counsel	106,000
Kyle Young, Executive Vice President of Distribution and International	151,000

On January 28, 2025, the Board approved and the Company granted 113,250 Executive Interests to each of David Bagheri, Cris Doornbos, Brooke Asiatico and Matt Rearden, each a non-employee director of the Company, pursuant to the Award Agreement.

On January 28, 2025, the Board approved an amendment to the Award Agreement (the “First Amendment”) to provide for full vesting of the Executives’ Interests upon a sale of the Company.

The foregoing description is qualified in its entirety by reference to the First Amendment, which is filed as exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to The Chosen, Inc. Executive Interest Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2025	5&2 STUDIOS, INC.

	By:	/s/ JD Larsen
	Name:	JD Larsen
	Title:	Chief Financial Officer

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